UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2026

LIBERTY BROADBAND CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 905-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introduction

On August 19, 2026 (the “Closing Date”), pursuant to (i) that certain Agreement and Plan of Merger, dated as of November 12, 2024 (the “Merger Agreement”), entered into by and among Liberty Broadband Corporation, a Delaware corporation (“Liberty Broadband”), Charter Communications, Inc., a Delaware corporation (“Charter”), Fusion Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Charter (“Merger LLC”), and Fusion Merger Sub 2, Inc., a Delaware corporation and wholly owned subsidiary of Merger LLC (“Merger Sub”), and (ii) that certain Letter Agreement, dated May 16, 2025 (the “Letter Agreement”), by and among Liberty Broadband, Charter, Merger LLC and Merger Sub, Merger Sub merged with and into Liberty Broadband (the “Merger”), with Liberty Broadband surviving the Merger as the surviving corporation and a wholly owned subsidiary of Merger LLC, and, immediately following the Merger, Liberty Broadband (as the surviving corporation in the Merger) merged with and into Merger LLC (the “Upstream Merger”, and together with the Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as the surviving company and wholly owned subsidiary of Charter.

The descriptions of the Combination, the Merger Agreement and the Letter Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement and the Letter Agreement, copies of which are included as Exhibit 2.1 to Liberty Broadband’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2024 and Exhibit 10.1 to Liberty Broadband’s Current Report on Form 8-K filed with the SEC on May 19, 2025, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

On the Closing Date, in connection with the consummation of the Merger, (i) that certain Services Agreement, by and between Liberty Media Corporation, a Nevada corporation (“Liberty Media”) and Liberty Broadband, dated November 4, 2014 (as amended), was terminated, and (ii) that certain Aircraft Time Sharing Agreement, dated as of May 22, 2020, by and between Liberty Media and Liberty Broadband, was terminated.

Further, on the Closing Date, as a result of the Combination, Liberty Broadband was no longer subject to that certain Second Amended and Restated Stockholders Agreement, dated as of May 23, 2015, by and among Charter, Liberty Broadband and Advance/Newhouse Partnership, a New York general partnership, as amended.

Credit Facilities

In connection with the Combination, on August 20, 2026, LBC Cheetah 6, LLC (the “Margin Loan Borrower”), a wholly owned subsidiary of Liberty Broadband, repaid (or caused to be repaid) all loans and other amounts outstanding under that certain Margin Loan Agreement, dated as of August 31, 2017 (as in effect from time to time, the “Margin Loan Agreement”), by and among the Margin Loan Borrower, BNP Paribas, New York Branch, as administrative agent, BNP Paribas, as calculation agent, and the lenders party thereto.  Immediately prior to such repayment, there was $919,000,000 in aggregate principal amount of loans outstanding.

Some or all of the parties to the Margin Loan Agreement, or their affiliates, have in the past provided investment banking, commercial banking services or other financial advisory services to Liberty Broadband and its affiliates for which they received customary fees and expenses, and they may provide similar services in the future.

In addition, on August 20, 2026, all loans and other amounts outstanding under that certain Loan Agreement, dated May 12, 2026, between Liberty Broadband, as borrower, and Charter, as lender, are expected to be discharged in full.  As of the consummation of the Merger, there was $359,119,602.26 in aggregate principal amount of loans outstanding.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

At 11:56 p.m., New York City time on the Closing Date (the “Effective Time”), pursuant to the Merger Agreement:

•
each share of (i) Liberty Broadband Series A Common Stock, par value $0.01 per share (“LBRDA”), Liberty Broadband Series B Common Stock, par value $0.01 per share (“LBRDB”), and Liberty Broadband Series C Common Stock, par value $0.01 per share (“LBRDK”, and together with LBRDA and LBRDB, the “Liberty Broadband Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares owned by Liberty Broadband, Charter or any of their respective wholly owned subsidiaries) was automatically converted into 0.236 of a share of a validly issued, fully paid and nonassessable share of Charter Class A common stock, par value $0.001 per share (“Charter Class A Common Stock”), with cash (without interest) being paid to entitled record holders of Liberty Broadband Common Stock in lieu of fractional shares of Charter Class A Common Stock; and

•
each share of Liberty Broadband Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“LBRDP”), issued and outstanding immediately prior to the Effective Time (other than shares owned by Liberty Broadband, Charter or any of their respective wholly owned subsidiaries) was automatically converted into one validly issued, fully paid and nonassessable share of Charter’s Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On the Closing Date, Liberty Broadband notified Nasdaq of the completion of the Merger and requested that the shares of LBRDA, LBRDK and LBRDP be delisted from Nasdaq effective following the Effective Time. Liberty Broadband also requested that Nasdaq file a notification of removal from listing and/or registration of the shares of LBRDA, LBRDK and LBRDP on Form 25 under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), with the SEC.

Further, shares of LBRDB will no longer be quoted on the OTCQB Venture Market.

In addition, the surviving company in the Combination intends to file a certification on Form 15 with the SEC requesting the termination of registration of shares of LBRDA, LBRDK and LBRDP under Section 12(g) of the Exchange Act, and the suspension of Liberty Broadband’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to shares of LBRDA, LBRDK and LBRDP.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introduction section and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information provided in the Introduction section and under Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of Liberty Broadband occurred, and Liberty Broadband became an indirect wholly owned subsidiary of Charter.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introduction section and under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, (i) the directors of Liberty Broadband resigned immediately prior to the Effective Time, (ii) Jessica Fischer, Jamal Haughton, and Jeff Murphy were appointed as directors of the surviving corporation at the Effective Time and (iii) the officers of Merger Sub immediately prior to the Effective Time became the officers of the surviving corporation at the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Bylaws of Liberty Broadband, as amended, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to read as the Bylaws of Merger Sub read immediately prior to the Effective Time, a copy of which is filed herewith as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of November 12, 2024, by and among Liberty Broadband Corporation, Charter Communications, Inc., Fusion Merger Sub 1, LLC and Fusion Merger Sub 2, Inc. (incorporated by reference to Exhibit 2.1 of Liberty Broadband’s Current Report on Form 8-K filed on November 13, 2024)

3.1	Bylaws of Fusion Merger Sub 2, Inc.

10.1
Letter Agreement, dated as of May 16, 2025, by and among Liberty Broadband Corporation, Charter Communications, Inc., Fusion Merger Sub 1, LLC and Fusion Merger Sub 2, Inc. (incorporated by reference to Exhibit 10.1 of Liberty Broadband’s Current Report on Form 8-K filed on May 19, 2025)

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Liberty Broadband hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2026

FUSION MERGER SUB 1, LLC, as successor by merger to LIBERTY BROADBAND CORPORATION

	By:	/s/ Jessica M. Fischer
Name: Jessica M. Fischer
Title: Chief Financial Officer